BARON

FUNDS®

Baron Opportunity Fund

Supplement dated April 2, 2015

to Summary Prospectus dated January 28, 2015

Effective April 2, 2015, the Summary Prospectus of Baron Opportunity Fund, is modified as follows:

On page 4 of the Summary Prospectus, the “Average Annual Total Returns for the periods ended December 31, 2014” table and the paragraph that follows the table are deleted in their entirety and replaced with the following:

	1 year	5 years	10 years	Since Inception
BARON OPPORTUNITY FUND
Retail Shares (Inception date: 02-29-00)
Return before taxes	(1.67)%	12.60%	8.67%	5.10%
Return after taxes on distributions	(2.95)%	11.80%	8.28%	4.84%
Return after taxes on distributions and sale of Fund shares	0.07%	9.95%	7.04%	4.11%
Institutional Shares* (Inception date: 05-29-09)
Return before taxes	(1.40)%	12.90%	8.83%	5.21%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	12.44%	15.89%	8.50%	2.29%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%	4.79%
Russell Midcap® Growth Index** (reflects no deduction for fees, expenses or taxes)	11.90%	16.94%	9.43%	3.70%

*	Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares, which have a distribution fee. The Institutional Shares do not have a distribution fee. If the annual returns for the Institutional Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

**

Baron Opportunity Fund no longer considers the Russell Midcap® Growth Index an appropriate benchmark index. The Russell Midcap® Growth Index is included in the table above for comparison purposes for the period before Baron Opportunity Fund converted to an all-cap fund. Prior to February 20, 2015, the Fund’s strategy was to invest in companies with market capitalizations between $1 billion and $15 billion at the time of purchase. Since then, the Fund’s investment strategy has shifted to investing in companies of all market capitalizations. The Adviser believes that the Russell 3000® Growth Index is more representative of the Fund’s current investment strategy.

The Russell 3000® Growth Index is an unmanaged index of companies classified as growth among the largest 3,000 U.S. companies. The S&P 500 Index is an unmanaged index of larger-cap companies. The Russell Midcap® Growth Index is an unmanaged index of mid-cap growth companies.

This information supplements the Summary Prospectus dated January 28, 2015. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.

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